UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2013

(Exact Name of Registrant as Specified in Charter)

Michigan	1-16577	38-3150651
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

5151 Corporate Drive, Troy, Michigan	48098
(Address of Principal Executive Offices)	(Zip Code)

(248) 312-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The Company issued a press release on February 5, 2013 regarding a decision issued by the United States District Court for the Southern District of New York in the previously disclosed lawsuit filed against Flagstar Bank, FSB, the Company’s wholly-owned subsidiary, by Assured Guaranty Municipal Corp., formerly known as Financial Security Assurance Inc. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibit is being furnished herewith:

99.1	Press Release dated February 5, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLAGSTAR BANCORP, INC.

Date: February 6, 2013	By:	/s/ Paul D. Borja
Paul D. Borja
Executive Vice-President and Chief Financial Officer